UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 28, 2003
                                  -------------
                Date of Report (Date of earliest event reported)


                                 E.PIPHANY, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                000-27183             77-0443392
----------------------------      ------------      ------------------
(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                 File Number)         Identification No.)



        1900 South Norfolk Street, Suite 310, San Mateo, California 94403
        -----------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (650) 356-3800
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report

Item  9. Regulation FD Disclosure

         This current report on Form 8-K is furnished to report that on or about Tuesday, July 29, 2003, Roger Siboni, the Company's Chairman of the Board and former President and Chief Executive Officer, intends to transmit for filing a Notice of Proposed Sale of Securities Pursuant to Rule 144 Under the Securities Act of 1933 with the Securities and Exchange Commission indicating his intent to sell 200,000 shares of Company common stock in the near future.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         E.PIPHANY, INC.


                                         /s/ Kevin J. Yeaman
                                         ----------------------------
                                         Kevin J. Yeaman
                                         Chief Financial Officer

Date:  July 28, 2003